UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) July 20, 2004 (July 19, 2004)

HEALTHCARE REALTY TRUST INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	1-11852	62-1507028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3310 West End Avenue

Suite 700

Nashville, Tennessee 37203
(Address of principal executive offices)

(615) 269-8175

(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Pro Forma Financial Information
Consent of KPMG LLP
BAYLOR HEALTH CARE SYSTEM PROPERTIES
ASCENSION DETROIT PROPERTIES
EX-99.1 CONSENT OF KMPG LLP

This Amendment No. 1 to the Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on July 19, 2004, is being filed in order to include the reference to KPMG LLP as experts and its consent thereto.

Item 5. Other Events and Regulation FD Disclosure

For the fiscal year 2004, through the date of this report, Healthcare Realty Trust Incorporated (the “Company”) has acquired or it is probable that it will acquire real estate properties totalling approximately $299.1 million.

During the first quarter of 2004, the Company acquired a medical office building from Advocate Healthcare and acquired three medical office buildings in Michigan and four medical office buildings in Arizona from affiliates of Ascension Health, Inc. for approximately $18.1 million, $20.9 million and $9.0 million, respectively.

During the second quarter of 2004, the Company acquired six medical office buildings in Tennessee from affiliates of Ascension Health, Inc. and acquired four medical office buildings from MedStar Health in Washington, D.C. and Maryland for approximately $70.8 million and $41.3 million, respectively.

On July 6, 2004, the Company entered into an agreement with Baylor Health Care System to acquire a portfolio of 20 medical office buildings in and around Dallas, Texas for approximately $133 million. This transaction is expected to close in the third quarter of 2004.

As a result of the transactions discussed above, the Company is providing audited combined historical summaries of gross income and direct operating expenses for the year ended December 31, 2003 for a majority of the acquisitions described above in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. The audited combined historical summaries of gross income and direct operating expenses are not necessarily representative of the entire operations of the properties for the periods presented as certain revenues will change and certain expenses as described in the notes thereto have been excluded, and may not be indicative of future operations.

EXPERTS

The Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 for Ascension Detroit Properties and for Baylor Health Care System Properties have been incorporated by reference into the registration statement (No. 333-109306) on Form S-3 in reliance upon the reports of KPMG LLP, independent accountants, and upon the authority of said firm as experts in accounting and auditing.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements Under Rule 3-14 of Regulation S-X

(1) Combined Historical Summary of Gross Income and Direct Operating Expenses for the Baylor Health Care System Properties

(i) Report of Independent Auditors

(ii) Combined Historical Summary of Gross Income and Direct Operating Expenses for the Three Months Ended March 31, 2004 (unaudited), and for the Year Ended December 31, 2003

(iii) Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

(2) Combined Historical Summary of Gross Income and Direct Operating Expenses for the Ascension Detroit Properties

(i) Report of Independent Auditors

(ii) Combined Historical Summary of Gross Income and Direct Operating Expenses for the Three Months Ended March 31, 2004 (unaudited), and for the Year Ended December 31, 2003

(iii)	Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

(b)	Pro Forma Financial Information

(1)	Introduction to Unaudited Pro Forma Consolidated Financial Statements of the Company

(2)	Unaudited Pro Forma Consolidated Balance Sheet of the Company as of March 31, 2004

(3)	Unaudited Pro Forma Consolidated Income Statement of the Company for the three months ended March 31, 2004

(4)	Unaudited Pro Forma Consolidated Income Statement of the Company for the year ended December 31, 2003

(5)	Notes to Unaudited Pro Forma Consolidated Financial Statements of the Company

Exhibit 99.1	Consent of KPMG LLP

Baylor Health Care System Properties

Combined Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2003 and
the Three Months ended March 31, 2004 (unaudited)

(With Report of Independent Auditors Thereon)

Report of Independent Auditors

The Board of Directors
Healthcare Realty Trust Incorporated

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) of the twenty medical office buildings (the “Properties”) under the purchase agreement dated July 6, 2004 to be acquired by HRT Properties of Texas, Ltd., an affiliate of Healthcare Realty Trust Incorporated (the “Company”), from Baylor Health Care System for the year ended December 31, 2003. This Historical Summary is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Historical Summary for the Properties based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary for the Properties was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 to the Historical Summary for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

KPMG LLP

July 14, 2004

Baylor Health Care System Properties

Combined Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2003 and the Three Months ended March 31, 2004 (unaudited)

	For the
	Three Months	For the
	Ended	Year Ended
	Mar. 31, 2004	Dec. 31, 2003
	(unaudited)
Gross income:
Rental income	$4,419,888	$16,767,138
Other rental revenue and operating expense and real estate tax recoveries	70,518	393,899

Total gross income	4,490,406	17,161,037
Direct expenses:
Property taxes	423,191	1,692,764
Utilities	402,588	1,634,179
Environmental services	326,252	1,403,455
Salaries and administrative expenses	234,502	825,826
Other expenses	196,242	812,671
Repairs and maintenance	130,146	574,538

Total direct operating expenses	1,712,921	6,943,433

Excess of gross income over direct operating expenses	$2,777,485	$10,217,604

See accompanying notes to combined historical summary of gross income and direct operating expenses.

Baylor Health Care System Properties

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

(1) Business

The twenty medical office buildings (the “Properties”) to be acquired from Baylor Health Care System (“Baylor”), an unaffiliated third-party, are located on and around the Baylor University Medical Campus in and near Dallas, Texas. The Properties consist of approximately 1.1 million gross rentable square feet, were approximately 94% occupied, and were leased to 266 tenants at December 31, 2003.

(2) Basis of Presentation

The accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and is not intended to be a complete presentation of the Properties’ revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the three months ended March 31, 2004.

(3) Gross Income

The Properties contain medical office space occupied under various lease agreements with tenants. All leases are accounted for as operating leases. Some of the leases include provisions under which the Properties are reimbursed for common area maintenance and other operating costs, real estate taxes, and insurance. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental and other revenues are recorded when earned, which is not materially different than on a straight-line basis.

At December 31, 2003, Baylor and its affiliates occupied approximately 568,000 gross rentable square feet (49.8% of the gross rentable area of the Properties) some of which was leased through inter-company lease arrangements. Base rental income reported in the Historical Summary from these lease arrangements represented approximately $6.5 million for the year ended December 31, 2003. Simultaneous with the closing of the acquisition of the Properties, formal lease agreements are expected to be entered into between HRT Properties of Texas, Ltd., an affiliate of Healthcare Realty Trust Incorporated, and Baylor at rental rates specified in the purchase agreement with lease terms of approximately 4.4 years. Base rents received from tenants not affiliated with Baylor represented approximately $9.7 million of base rental income for the year ended December 31, 2003. These leases have an average remaining life of approximately 1.6 years. As leases expire, new leases are expected to be entered into at current market rates.

(4) Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Environmental service expense includes sanitation expenses. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, and professional fees are excluded from the Historical Summary.

Ascension Detroit Properties

Combined Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2003 and
the Three Months ended March 31, 2004 (unaudited)

(With Report of Independent Auditors Thereon)

Report of Independent Auditors

The Board of Directors
Healthcare Realty Trust Incorporated

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) of the three medical office buildings (the “Properties”) acquired by HR Acquisition I Corporation, an affiliate of Healthcare Realty Trust Incorporated (the “Company”), from St. John Health System, an affiliate of Ascension Health, Inc. for the year ended December 31, 2003. This Historical Summary is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Historical Summary for the Properties based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary for the Properties was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 to the Historical Summary for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

KPMG LLP

July 14, 2004

Ascension Detroit Properties

Combined Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2003 and the Three Months ended March 31, 2004 (unaudited)

	For the
	Three Months	For the
	Ended	Year Ended
	Mar. 31, 2004	Dec. 31, 2003
	(unaudited)
Gross income:
Rental income	$972,166	$3,311,069
Other rental revenue and operating expense and real estate tax recoveries	19,647	14,665

Total gross income	991,813	3,325,734
Direct expenses:
Purchased Services	178,109	584,673
Property taxes	122,681	490,726
Utilities	168,518	467,405
Salaries and administrative expenses	77,390	291,361
Other expenses	17,492	12,318

Total direct operating expenses	564,190	1,846,483

Excess of gross income over direct operating expenses	$427,623	$1,479,251

See accompanying notes to combined historical summary of gross income and direct operating expenses.

Ascension Detroit Properties

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

(1) Business

The three medical office buildings (the “Properties”) purchased from St. John Health System, an affiliate of Ascension Health, Inc. (“Ascension”), an unaffiliated third-party, are located on and around the St. John’s Medical Campus in and near Detroit, Michigan. The Properties consist of approximately 198,300 gross rentable square feet, were approximately 98% occupied, and were leased to 75 tenants at December 31, 2003.

(2) Basis of Presentation

The accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and is not intended to be a complete presentation of the Properties’ revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the three months ended March 31, 2004.

(3) Gross Income

The Properties contain medical office space occupied under various lease agreements with tenants. All leases are accounted for as operating leases. Some of the leases include provisions under which the Properties are reimbursed for common area maintenance and other operating costs, real estate taxes, and insurance. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental and other revenues are recorded when earned, which is not materially different than on a straight-line basis.

At December 31, 2003, St. John’s Medical System occupied approximately 47,038 square feet (23.7% of the gross rentable area of the Properties) some of which was leased through inter-company lease arrangements. Base rental income reported in the Historical Summary from these lease arrangements represented approximately $153,000 for the year ended December 31, 2003. Formal lease agreements have been entered into between HR Acquisition I Corporation, an affiliate of Healthcare Realty Trust Incorporated, and these tenants with lease terms of approximately 5 years. Base rental income to be received from tenants not affiliated with St. John’s represented approximately $3.0 million of base rental income for the year ended December 31, 2003. These leases have an average remaining life of approximately 4.3 years. As leases expire, new leases are expected to be entered into at current market rates.

(4) Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Purchased services include janitorial services, landscape maintenance, and other services that are provided by third parties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, and professional fees are excluded from the Historical Summary. Certain overhead operating costs are allocated to the buildings by Ascension. These allocations are included in the Historical Summary.

Introduction to Unaudited Pro Forma Consolidated Financial Statements of Healthcare Realty Trust Incorporated

The following unaudited pro forma consolidated balance sheet as of March 31, 2004, reflects the financial position of the Company as if the transactions described in the Notes to the Unaudited Pro Forma Financial Statements were completed on March 31, 2004. The unaudited pro forma consolidated income statements for the three months ended March 31, 2004 and the twelve months ended December 31, 2003, present the results of operations of the Company as if the transactions described in the Notes to the Unaudited Pro Forma Financial Statements were completed on January 1, 2003. These unaudited pro forma consolidated financial statements should be read in connection with, and are qualified in their entirety by reference to, the financial statements of the Company for the three months ended March 31, 2004, included in the Company’s Quarterly Report on Form 10-Q, the financial statements of the Company for the year ended December 31, 2003, included in the Company’s Annual Report on Form 10-K, and the financial statements included in Item 7(a) of this Form 8-K. These unaudited pro forma financial statements include management’s estimates and assumptions of, including among other items, future revenues and expenses and purchase price allocations of the disclosed properties, interest rates, capital financing requirements, and are not necessarily indicative of the expected results of operations of the Company for any future period. These pro forma financial statements include assumptions related only to transactions described in the Notes to the Unaudited Pro Forma Financial Statements and do not attempt to forecast actual expected results of operations of the Company for any future period.

Healthcare Realty Trust Incorporated
Unaudited Pro Forma Consolidated Balance Sheet
As of March 31, 2004
(Dollars in thousands)

		Pro Forma
	Historical	Adjustments	Pro Forma
		(A )
ASSETS
Real estate properties:
Land	$140,387	$5,013	$145,400
Buildings, improvements and lease intangibles	1,460,458	235,210	1,695,668
Personal property	14,268	54	14,322
Construction in progress	15,220	0	15,220

	1,630,333	240,277	1,870,610
Less accumulated depreciation	(243,178)	0	(243,178)

Total real estate properties, net	1,387,155	240,277	1,627,432
Cash and cash equivalents	59,125	(59,125)	0
Mortgage notes receivable	93,057	0	93,057
Other assets, net	108,476	10,914	119,390

Total assets	$1,647,813	$192,066	$1,839,879

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Notes and bonds payable	$716,872	$63,884	$780,756
Accounts payable and accrued liabilities	20,342	0	20,342
Other liabilities	15,784	(33)	15,751

Total liabilities	752,998	63,851	816,849

Commitments	0	0	0
Stockholders’ equity:
Preferred stock	0	0	0
Common stock	430	35	465
Additional paid-in capital	1,062,864	128,180	1,191,044
Deferred compensation	(24,976)	0	(24,976)
Cumulative net income	533,471	0	533,471
Cumulative dividends	(676,974)	0	(676,974)

Total stockholders’ equity	894,815	128,215	1,023,030

Total liabilities and stockholders’ equity	$1,647,813	$192,066	$1,839,879

Healthcare Realty Trust Incorporated
Unaudited Pro Forma Consolidated Statement of Income
For The Three Months Ended March 31, 2004
(Dollars in thousands, except per share data)

		Pro Forma Adjustments
	Historical	Acquisitions	Financing	Pro Forma
		(B)	(E)	(D)
REVENUES:
Master lease rental income	$23,010	$112	$0	$23,122
Property operating income	24,764	8,777	0	33,541
Straight line rent	182	0	0	182
Mortgage interest income	2,814	0	0	2,814
Interest and other income	894	0	0	894

	51,664	8,889	0	60,553
EXPENSES:
General and administrative	3,417	0	0	3,417
Property operating expenses	10,362	4,735	0	15,097
Interest	8,973	0	2,683	11,656
Depreciation	11,087	1,964	0	13,051
Amortization	13	50	0	63

	33,852	6,749	2,683	43,284

INCOME FROM CONTINUING OPERATIONS	$17,812	$2,140	$(2,683)	$17,269

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE — BASIC	$0.43			$0.38

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE — DILUTED	$0.42			$0.38

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — BASIC	41,668,173		3,500,000	45,168,173

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	42,379,283		3,500,000	45,879,283

Healthcare Realty Trust Incorporated
Unaudited Pro Forma Consolidated Statement of Income
For The Twelve Months Ended December 31, 2003
(Dollars in thousands, except per share data)

		Pro Forma Adjustments
	Historical	Acquisitions	Financing	Pro Forma
		(C)	(E)	(D)
REVENUES:
Master lease rental income	$88,963	$449	$0	$89,412
Property operating income	85,954	41,514	0	127,468
Straight line rent	2,553	0	0	2,553
Mortgage interest income	10,441	0	0	10,441
Interest and other income	4,086	0	0	4,086

	191,997	41,963	0	233,960
EXPENSES:
General and administrative	11,122	0	0	11,122
Property operating expenses	34,876	23,228	0	58,104
Interest	34,601	0	12,761	47,362
Depreciation	42,142	9,373	0	51,515
Amortization	53	198	0	251

	122,794	32,799	12,761	168,354

INCOME FROM CONTINUING OPERATIONS	$69,203	$9,164	$(12,761)	$65,606

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE — BASIC	$1.71			$1.47

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE — DILUTED	$1.69			$1.45

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — BASIC	41,129,282		3,500,000	44,629,282

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	41,780,088		3,500,000	45,280,088

Notes to Unaudited Pro Forma Consolidated Financial Statements

(Dollars in thousands)

(A) Unaudited Pro Forma Consolidated Balance Sheet Adjustments

Represents the impact of the Company’s consummated acquisitions, those pending acquisitions whose consummation is considered by management to be probable, and capital financings related to those acquisitions subsequent to March 31, 2004, and assumes those acquisitions and capital financings were closed on March 31, 2004. These transactions were funded or are expected to be funded with cash on hand, borrowings on the Company’s Unsecured Credit Facility due 2006, and from assumed net proceeds from the anticipated issuance of 3,500,000 common shares in July 2004 at an assumed net proceeds per share amount of $36.63. Actual or probable acquisitions subsequent to March 31, 2004 are included in the table below.

			Real Estate
Date		Number of	Investment (2)
Acquired	Location	Buildings	(in millions)
4/20/04	Baltimore, MD and Washington, D.C.	4	$42.4
4/23/04	Nashville, TN	6	$70.9
4/30/04	Ft. Walton, FL	1	$4.8
	Dallas/Ft. Worth Texas area	20	$133.0 (1)
	Totals	31	$251.1

(1) Estimate as the transaction has not yet closed.
(2) Excludes closing and other costs included in the purchase price.

(B) Unaudited Pro Forma Consolidated Income Statement Acquisition Adjustments for the Three Months Ended March 31, 2004

Represents the impact of the Company’s consummated acquisitions, those pending acquisitions whose consummation is considered by management to be probable, and capital financings throughout 2004 as if those acquisitions and capital financings were in place as of January 1, 2003. These transactions were funded with cash on hand, 5.125% $300.0 million Senior Notes due 2014, borrowings on the Company’s Unsecured Credit Facility due 2006, and from assumed net proceeds from the anticipated issuance of 3,500,000 common shares in July 2004 at an assumed net proceeds per share amount of $36.63.

			Real Estate
Date Acquired	Location	Number of Buildings	Investment (2) (in millions)
3/1/04	Chicago, IL	1	$18.1
3/3/04	Detroit, MI	3	$20.9
3/8/04	Tucson, AZ	4	$9.0
4/20/04	Baltimore, MD and Washington, D.C.	4	$42.4
4/23/04	Nashville, TN	6	$70.9
4/30/04	Ft. Walton, FL	1	$4.8
	Dallas/Ft. Worth Texas area	20	$133.0 (1)
	Totals	39	$299.1

(1) Estimate as the transaction has not yet closed.
(2) Excludes closing and other costs included in the purchase price.

(C) Unaudited Pro Forma Consolidated Income Statement Acquisition Adjustments for the Twelve Months Ended December 31, 2003

Represents the impact of the Company’s consummated acquisitions, those pending acquisitions whose consummation is considered by management to be probable, and capital financings throughout 2003 and 2004 as if those acquisitions and capital financings were in place as of January 1, 2003. These transactions were funded with cash on hand, 5.125% $300.0 million Senior Notes due 2014, borrowings on the Company’s Unsecured Credit Facility due 2006, and from anticipated net proceeds from the anticipated issuance of 3,500,000 common shares in July 2004 at an assumed net proceeds per share amount of $36.63.

		Number	Real Estate
Date		of	Investment (2)
Acquired	Seller	Buildings	(in millions)
2/28/03	New Orleans, LA	2	$10.8
9/12/03	San Antonio, TX	2	$26.1
9/29/03	Honolulu, HI	2	$20.7
3/1/04	Chicago, IL	1	$18.1
3/3/04	Detroit, MI	3	$20.9
3/8/04	Tucson, AZ	4	$9.0
4/20/04	Baltimore, MD and Washington, D.C.	4	$42.4
4/23/04	Nashville, TN	6	$70.9
4/30/04	Ft. Walton, FL	1	$4.8
	Dallas/Ft. Worth Texas area	20	$133.0 (1)
	Totals	45	$356.7

(1) Estimate as the transaction has not yet closed.
(2) Excludes closing and other costs included in the purchase price.

(D) Depreciation and Amortization Adjustments to the Unaudited Pro Forma Consolidated Statements of Income

As required under Statement of Financial Accounting Standards No. 141, “Business Combinations”, the Company has estimated and allocated the investment in the properties acquired to the various components acquired, including land, building, and lease intangibles and has amortized those assets over the remaining life of each asset acquired. Under this methodology the remaining lives may range from a few months to several years. As such, depreciation and amortization are generally accelerated when compared to the Company’s previous methodology of depreciating over a 31.5 or 39-year life. The amounts of non-cash depreciation and amortization adjustments, included in depreciation, amortization and property operating income in the Unaudited Pro Forma Consolidated Statements of Income for the Three Months Ended March 31, 2004 and the Twelve Months Ended December 31, 2003 are $3.7 million and $17.6 million, respectively.

(E) Interest Expense Adjustments to the Unaudited Pro Forma Consolidated Statements of Income

Represents the pro forma net effect on interest expense resulting from the acquisitions described in Notes (B) and (C) above, the issuance of the 5.125% Senior Notes due 2014, the issuance of 3,500,000 shares of common stock, and the change to the outstanding balance of the Company’s revolving credit facility as if these acquisition and capital financing transactions had occurred on January 1, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED
By /s/ Scott W. Holmes
Scott W. Holmes
Date: July 19, 2004	Senior Vice President and Chief Financial Officer